805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST

Supplement dated August 18, 2016 to the currently effective Statements of Additional Information (together, the “SAIs”).

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

On July 6, 2016, the Boards of Trustees of Rydex Series Funds, Rydex Variable Trust and Rydex ETF Trust (collectively, the “Trusts”) elected two new independent Trustees (“Independent Trustees”) - Angela Brock-Kyle and Sandra Sponem. Mses. Brock-Kyle and Sponem commenced serving as Independent Trustees of the Trust effective August 18, 2016.

Therefore, effective immediately, the disclosure in the SAIs is modified as follows:

•	Under the headings “Management of the Trust - Members of the Board and Officers of the Trust”, Mses. Brock-Kyle and Sponem are added to the “Trustees” chart, as follows:

Name, Address and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee****
Independent Trustees
Angela Brock-Kyle*** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Sandra G. Sponem*** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

**
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. Information provided is as of the date of this SAI.

***	Mses. Brock-Kyle and Sponem commenced serving as independent Trustees effective August 18, 2016.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

•	Under the headings “Management of the Trust - Individual Trustee Qualifications”, the following paragraphs are added as the ninth and tenth paragraphs:

The Board has concluded that Angela Brock-Kyle should serve as Trustee because of her significant experience working in the financial services industry for over twenty-five years. Through her prior positions, including with TIAA, Ms. Brock-Kyle has gained experience in multiple facets of the financial operations services industry, including institutional investment and portfolio management, enterprise-wide risk management, and liaising with various financial services regulators. Ms. Brock-Kyle also has extensive experience serving on the boards of both public and non-profit companies, including service as Audit Committee chair and as a member of Nominating and Governance Committees. Ms. Brock-Kyle's extensive experience in the financial services industry, knowledge of the asset management industry, and experience serving on other boards complements the experience of the existing Trustees and qualifies her to serve as Trustee of the Funds.

The Board has concluded that Sandra Sponem should serve as Trustee because of the experience she has gained working in various leadership positions in the accounting and finance industry for thirty six years and the financial services industry for sixteen years. Ms. Sponem gained significant knowledge of the institutional and retail brokerage, securities trading, investment research, investment banking and asset management industries during her tenure as the Chief Financial Officer of Piper Jaffray Companies, Inc. and its predecessor, U.S. Bancorp Piper Jaffray, Inc. Ms. Sponem also previously held several securities licenses and is a certified public accountant. Ms. Sponem’s extensive knowledge of accounting and finance and the financial services industry complements the other Trustees' experience and qualifies her to serve as Trustee of the Funds.

In addition to the election of Mses. Brock-Kyle and Sponem as Trustees of the Trust, the following changes have been made under the heading “Management of the Trust” and are effective immediately:

•	Under the sub-headings “Board Standing Committees - Audit Committee” the first sentence of the paragraph is deleted in its entirety and replaced with the following:

The Board has a standing Audit Committee that is composed of certain of the independent trustees of the Trust.

•
Under the sub-heading “Board Standing Committees” Werner E. Keller is added as a member of the Trust’s Compliance and Risk Oversight Committee, Governance Committee, Investment and Performance Committee, and Nominating Committee.

•	Under the headings “Management of the Trust - Individual Trustee Qualifications”, the second and third sentences of the sixth paragraph are deleted in their entirety and replaced with the following:

In addition to his service as Trustee, Mr. Keller has served as a member of the Audit Committee since 2005, the Investment and Performance Committee since 2014, and the Compliance and Risk Oversight Committee, Governance Committee and Nominating Committee since 2015. He previously served as a member of the Nominating Committee from 2005 to 2014 and as a member of the Governance Committee from 2007 to 2014.

Please retain this supplement for future reference.

RDX-SAI-0816x0517